Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     This certification is being filed pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. This certification is included solely for the purpose of complying with the provisions of Section 906 of the Sarbanes-Oxley Act and is not to be used for any other purpose. In connection with the accompanying Annual Report on Form 10-KSB of Rub A Dub Soap, Inc. for the year ended May 31, 2005, I, Lisa R. Powell, hereby certify in my capacity as an officer of Rub A Dub Soap, Inc. that to my knowledge:

     1. The Annual Report on Form 10-KSB of Rub A Dub Soap, Inc. for the year ended May 31, 2005, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Annual Report on Form 10-KSB of Rub A Dub Soap, Inc. for the year ended May 31, 2005, fairly presents, in all material respects, the financial condition and results of operations of Rub A Dub Soap, Inc.

Date:  September 13, 2005                                                  /s/ Lisa R. Powell
                                                                                            Lisa R. Powell,  President,
                                                                                            Executive, Financial and
                                                                                            Accounting Officer)